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                                                                   EXHIBIT 10.29

                                                               EXECUTION VERSION

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

       THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of November 15, 2000, is entered into by and among:

               (1) SILICON VALLEY GROUP, INC., a Delaware corporation ("Borrower");

               (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Lenders"); and

               (3) ABN AMRO BANK N.V., acting through its San Francisco Representative Office, as agent for Lenders (in such capacity, "Agent").

                                    RECITALS

       A. Borrower, the Lenders and Agent are parties to a Credit Agreement dated as of June 30, 1998, as amended by a First Amendment to Credit Agreement dated as of October 23, 1998, as further amended by a Second Amendment to Credit Agreement dated as of May 14, 1999 and as further amended by a Third Amendment to Credit Agreement dated as of August 11, 2000 (as so amended, the "Credit Agreement").

       B. Borrower has requested the Lenders and Agent to amend the Credit Agreement in certain respects.

       C. The Lenders and Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.

                                    AGREEMENT

       NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Agent hereby agree as follows:

       1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

       2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Paragraph 4 below, the Credit Agreement is hereby amended as follows:


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          (a) Paragraph 1.01 is amended by changing the definition of "Maturity
       Date" set forth therein to read in its entirety as follows:

               "Maturity Date" shall mean September 30, 2001 or, if such date is extended from time to time pursuant to Subparagraph 2.01(h), any later date to which so extended.

          (b) Paragraph 8.01 is amended by changing the "with a copy to" section of the notice information for the Agent and Issuing Bank to read in its entirety as follows:

                      With a copy to:

                      ABN AMRO Bank N.V.
                      101 California Street, Suite 4550
                      San Francisco, CA  94111-5812
                      Attn:  Joe Endoso
                      Tel. No: (415) 984-3718
                      Fax. No: (415) 362-3524

          (c) Part B of Schedule II is hereby amended by changing the "Address for Notices" section set forth therein to read in its entirety as follows:

                      ABN AMRO Bank N.V.
                      101 California Street, Suite 4550
                      San Francisco, CA  94111-5812
                      Attn:  Joe Endoso
                      Tel. No: (415) 984-3718
                      Fax. No: (415) 362-3524

                      ABN AMRO North America, Inc.
                      Capital Markets-Syndications Group
                      1325 Avenue of the Americas, 9th Floor
                      New York, NY 10019
                      Attn: Linda Boardman
                      Tel. No: (212) 314-1724
                      Fax No: (212) 314-1709

       3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and the Lenders that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

          (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects;

          (b) No Default has occurred and is continuing; and


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          (c) Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

       4. EFFECTIVE DATE. The amendments effected by Paragraph 2 above shall become effective on November 15, 2000 (the "Effective Date"), subject to receipt by Agent and the Lenders on or prior to the Effective Date of the following, each in form and substance satisfactory to Agent, the Lenders and their respective counsel:

          (a) This Amendment duly executed by Borrower, the Lenders and Agent;

          (b) A Certificate of the Secretary of Borrower, dated the Effective Date, certifying that the Restated Certificate of Incorporation and Bylaws of Borrower, in the form delivered to Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date; and

          (c) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

       5. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

       6. MISCELLANEOUS.

          (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

          (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.


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       IN WITNESS WHEREOF, Borrower, Agent and the Lenders have caused this
Amendment to be executed as of the day and year first above written.

BORROWER:                         SILICON VALLEY GROUP, INC.

                                  By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

AGENT:                            ABN AMRO BANK, N.V.

                                  By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                  By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


LENDERS:                          ABN AMRO BANK, N.V.

                                  By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                  By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                  COMERICA BANK-CALIFORNIA

                                  By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


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                                  FLEET BOSTON


                                  By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                  KEYBANK NATIONAL ASSOCIATION

                                  By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                  NATIONAL CITY BANK OF KENTUCKY
                                  By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                  WELLS FARGO BANK, N.A.

                                  By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


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